UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 19, 2015

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	001-09718	25-1435979
(state or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

The Tower at PNC Plaza

300 Fifth Avenue

Pittsburgh, PA 15222-2401

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2015, the Board of Directors approved a change to the Amended and Restated By-Laws of The PNC Financial Services Group, Inc. (“PNC”). The amendment, effective November 19, 2015, changes the principal office of PNC from One PNC Plaza, Pittsburgh, Pennsylvania to The Tower at PNC Plaza, 300 Fifth Avenue, Pittsburgh, Pennsylvania.

A copy of the Amended and Restated By-Laws, as amended on November 19, 2015, is filed as Exhibit 3.3 to this Current Report on Form 8-K.

On November 19, 2015, the Board of Directors approved a change to PNC’s Amended and Restated Articles of Incorporation. The amendment, effective November 19, 2015, changes the registered office of PNC from One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 to The Tower at PNC Plaza, 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2401.

A copy of the amendment to the Articles of Incorporation, as amended on November 19, 2015, is filed as Exhibit 3.1.6 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015	The PNC Financial Services Group, Inc.

	By:	/s/ Gregory H. Kozich
		Name:	Gregory H. Kozich
		Title:	Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

3.1.6	Amendment to Amended and Restated Articles of Incorporation of The PNC Financial Services Group, Inc., effective November 19, 2015.	Filed herewith

3.3	Amended and Restated By-Laws of The PNC Financial Services Group, Inc., as amended November 19, 2015.	Filed herewith

3